                                                                   Exhibit 10.34

THIS WARRANT AND THE SHARES OF CLASS C COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT AND THE SHARES OF NON-VOTING COMMON STOCK PURCHASABLE HEREUNDER ARE SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF JULY 13, 1994 AMONG WG, INC. AND THE STOCKHOLDERS AND WARRANTHOLDERS LISTED ON THE SIGNATURE PAGES THEREOF, A COPY OF WHICH IS ON FILE WITH WILLCOX & GIBBS, INC.

                                                          Dated: January 3, 1997

                                     WARRANT

             To Purchase 8,246.25 Shares of Class C Common Stock of

                              WILLCOX & GIBBS, INC.

                             Expiring July 13, 2004

      THIS IS TO CERTIFY THAT, for value received, NATIONSCREDIT COMMERCIAL CORPORATION (formerly known as Nations Financial Capital Corporation) or registered assigns ("Holder") is entitled to purchase from Willcox & GIBBS, INC. (formerly known as WG, INC.), a Delaware corporation ("Holdings"), at any time or from time to time after 9:00 a.m., New York City time, on the date hereof and prior to 5:00 p.m., New York City time, on the earlier of July 13, 2004 and the Business Day preceding the date of redemption of this Warrant, at the place where the Warrant Agency is located, at the Exercise Price, the number of shares of Class C Common Stock, no par value per share (subject to adjustment as provided in Article 4, the "Non-Voting Common Stock") of Holdings shown above, all subject to adjustment and upon the terms and conditions hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

      This Warrant is one of one or more warrants (the "Warrants") of the same form and having the same terms as this Warrant, entitling the holders initially to purchase up to an aggregate of 8,246.25 shares of Non-Voting Common Stock. The Warrants were originally issued pursuant to a Credit Agreement dated as of July 13, 1994 (as amended from time to time, the "Credit Agreement") among WG Apparel, Inc. (the "Company"), Holdings, the Lenders listed on the signature pages thereof and NationsCredit Commercial Corporation ("NCCC"), as Agent, and the Holder is entitled to certain benefits as set forth therein and to certain benefits described in the Warrantholders Rights Agreement. Holdings shall keep a copy of the Credit Agreement and the Warrantholders Rights Agreement, and any amendments thereto, at the Warrant Agency and shall furnish, without charge, copies thereof to the Holder upon request.

          Certain terms used in this Warrant are defined in Article 4.

                                    ARTICLE 1

                              EXERCISE OF WARRANTS

      SECTION 1.1. Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver on any Business Day to Holdings, at the Warrant Agency, (a) this Warrant, (b) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Non-Voting Common Stock to be purchased (which shall be a whole number of shares if for less than all the shares then issuable hereunder), the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, either (a) by cash, certified or bank cashier's check or wire transfer in an amount equal to the product of (i) the Exercise Price times (ii) the number of Warrant Shares as to which this Warrant is being exercised or (b) by receiving from Holdings the number of Warrant Shares equal to (i) the number of Warrant Shares as to which this Warrant is being exercised minus (ii) the number of Warrant Shares having a value, based on the Fair Value Market per share on the date of such exercise, equal to the product of (x) the Exercise Price times
(y) the number of Warrant Shares as to which this Warrant is being exercised.

      Holdings shall, as promptly as practicable and in any event within seven days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Non-Voting Common Stock specified in said notice together with cash in lieu of any fractions of a share as provided in Section 1.3. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned notice and payment is received by Holdings. If this Warrant shall have been exercised only in part, Holdings shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Non-Voting Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. Holdings shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of Holdings for payment.

      SECTION 1.2. Shares to Be Fully Paid and Nonassessable. All shares of Non-Voting Common Stock issued upon the exercise of this Warrant and all shares of Voting Common Stock issued upon the conversion of such Non-Voting Common Stock shall be validly issued, fully paid and nonassessable and, if such class of Common Stock is then listed on any national securities exchange (as defined in the Exchange Act) or quoted on NASDAQ, shall be duly listed or quoted thereon, as the case may be.

      SECTION 1.3. No Fractional Shares Required to Be Issued. Holdings shall not be required to issue fractions of shares of Non-Voting Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon final exercise of this Warrant, in lieu of such fractional share Holdings shall pay to the Holder, in cash, an amount equal to the same fraction of the Fair Market Value of Holdings per share of outstanding Common Stock on the Business Day immediately prior to the date of such exercise.

      SECTION 1.4. Share Legend. Each certificate for shares of Non-Voting Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

                  "This security has not been registered under the Securities
            Act of 1933 and may not be sold or offered for sale unless registered under said Act and any applicable state securities laws or unless an exemption from such registration is available. This security is also subject to and has the benefit of a Warrantholders Rights Agreement dated as of July 13, 1994 among Willcox & Gibbs, Inc. (formerly known as WG, Inc.) and the Stockholders and Warrantholders listed on the signature pages thereof (as amended from time to time), copies of which are on file with Willcox & Gibbs, Inc.

      Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities
Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to Holdings, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

      SECTION 1.5. Reservation. Holdings has duly reserved and will keep available for issuance upon exercise of the Warrants the total number of Warrant Shares deliverable from time to time upon exercise of all Warrants from time to time outstanding and the total number of shares of Voting Common Stock deliverable upon conversion of such Warrant Shares to Voting Common Stock. Holdings will not change the Non-Voting Common Stock from no par value per share to any higher par value which exceeds the Exercise Price then in effect, and will reduce the par value of the Non-Voting Common Stock upon any event described in Article 4 that provides for an increase in the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant, in inverse proportion to and effective at the same time as such number of shares is increased, but only to the extent that such increase in the number of shares, together with all other such increases after the date hereof, causes the aggregate Exercise Price of all Warrants (without giving effect to any exercise or redemption thereof) to be greater than $1,000.

                                    ARTICLE 2

         WARRANT AGENCY; TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

      SECTION 2.1. Warrant Agency. As long as any of the Warrants remain outstanding, Holdings shall perform the obligations of and be the warrant agency with respect to the Warrants (the "Warrant Agency") at its offices at 900 Milik Street, Carteret, New Jersey 07008 or at such other address as Holdings shall specify by notice to all Warrantholders.

      SECTION 2.2. Ownership of Warrant. Holdings may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than Holdings) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this Article 2.

      SECTION 2.3. Transfer of Warrant. Holdings agrees to maintain at the Warrant Agency books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (if the Holder is a natural person) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and, if required, such payment, Holdings shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

      SECTION 2.4. Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants upon presentment hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with
Section 2.3 as to any transfer or assignment which may be involved in the division or combination, Holdings shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

      SECTION 2.5. Loss, Theft, Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to Holdings of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to Holdings (it being understood and agreed that if the holder of such Warrant is NCCC, then a written agreement of indemnity given by NCCC alone shall be satisfactory to Holdings and no further security shall be required) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, Holdings will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Non-Voting Common Stock.

      SECTION 2.6. Expenses of Delivery of Warrants. Holdings shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder.

                                    ARTICLE 3

                                 CERTAIN RIGHTS

      SECTION 3.1. Rights and Obligations under the Warrantholders Rights Agreement. This Warrant is entitled to the benefits and subject to the terms of the Warrantholders Rights Agreement dated as of July 13, 1994 among Holdings and the Stockholders and Warrantholders listed on the signature pages thereof (as amended from time to time, the "Warrantholders Rights Agreement"). Holdings shall keep or cause to be kept a copy of the Warrantholders Rights Agreement, and any amendments thereto, at the Warrant Agency and shall furnish, without charge, copies thereof to the Holder upon request.

      SECTION 3.2. Determination of Fair Market Value. Subject to Section 3.3 hereof, each determination of Fair Market Value hereunder shall be made in good faith by Holdings. Upon each determination of Fair Market Value by Holdings hereunder, Holdings shall promptly give notice thereof to all Warrantholders, setting forth in reasonable detail the calculation of such Fair Market Value and the method and basis of determination thereof (the "Holdings Determination").

      SECTION 3.3. Contest and Appraisal Rights. (a) If the holders of Warrants entitling such holders to purchase a majority of the Non-Voting Common Stock subject to purchase upon exercise of Warrants at the time outstanding (exclusive of Warrants then owned by Holdings or any Subsidiary or Affiliate thereof (the "Required Interest") shall disagree with the Holdings Determination and shall by notice to Holdings given within 30 days after Holdings' notice of the Holdings Determination (an "Appraisal Notice") elect to dispute the Holdings Determination, such dispute shall be resolved as set forth in subsection (b) of this Section.

      (b) Holdings shall within 30 days after an Appraisal Notice shall have been given pursuant to subsection (a) of this Section engage an investment bank or other qualified appraisal firm acceptable to the Required Interest (the "Appraiser") to make an independent determination of Fair Market Value (the "Appraiser Determination"). The Appraiser Determination shall be final and binding on Holdings and all Warrantholders. If the Holdings Determination and the Appraiser Determination differ by an amount of 15% or less of the Holdings Determination, then the costs of conducting the appraisal shall be borne equally by Holdings and the Warrantholders; if the Holdings Determination is greater than the Appraiser Determination by more than 15% of the Holdings Determination, then the costs of conducting the appraisal shall be borne entirely by the Warrantholders; and if the Appraiser Determination is greater than the Holdings Determination by more than 15% of the Holdings Determination, then the costs of conducting the appraisal shall be borne entirely by Holdings; provided that in each case costs separately incurred by Holdings and any Warrantholders shall be separately borne by them.

      SECTION 3.4. Board Meetings. Holdings shall give to the Warrantholders notice of all meetings and actions by written consent of its board of directors and each committee thereof and of the board of directors and each committee thereof of the Company, at the same time and in the same manner as notice of any meetings of such board or committees is required to be given to directors who do not waive such notice (or, if such action requires no notice, then 10 days written notice thereof describing the matters upon which action is to be taken). All meetings of the board of directors of the Company or each committee thereof shall be held on the same day and in the same location as the analogous meeting of the board or directors of Holdings or relevant committee thereof, as the case may be. Warrantholders shall have the right to send two representatives selected by them to each such meeting, who shall be permitted to attend such meeting and any adjournments thereof (other than any portion of such meeting devoted to discussion of the Warrantholders solely in their respective capacities as holders of the Warrants).

                                    ARTICLE 4

                             ANTIDILUTION PROVISIONS

      SECTION 4.1. Adjustments Generally. The Exercise Price and the number of shares of Non-Voting Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this Article 4; provided that notwithstanding anything to the contrary contained herein, the Exercise Price shall not be less than the par value of the Non-Voting Common Stock, as such par value is reduced from time to time in accordance with Section 1.5.

      SECTION 4.2. Common Stock Reorganization. If Holdings shall subdivide its outstanding shares of Common Stock (or any class thereof) into a greater number of shares or consolidate its outstanding shares of Common Stock (or any class thereof) into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this

Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Non-Voting Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

      SECTION 4.3. Common Stock Distribution. (a) If Holdings shall issue, sell or otherwise distribute any shares of Common Stock, other than pursuant to a Common Stock Reorganization (which is governed by Section 4.2 hereof) (any such event, including any event described in paragraphs (b) and (c) below, being herein called a "Common Stock Distribution"), for a consideration per share less than the Exercise Price then in effect or less than the Fair Market Value of Holdings per share of outstanding Common Stock on a Fully Diluted Basis on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution), then, effective upon such Common Stock Distribution, the Exercise Price shall be reduced, if such consideration per share shall be less then the Exercise Price then in effect but not less than such Fair Market Value per share, to the lower of the prices (calculated to the nearest one-thousandth of one cent) determined as provided in clauses (i) and (ii) below or, if such consideration per share shall be less than such Fair Market Value per share, to the lowest of the prices (calculated to the nearest one-thousandth of one cent) determined as provided in clauses (i), (ii) and (iii) below:


            (i) if Holdings shall receive any consideration for the Common Stock issued, sold or distributed in such Common Stock Distribution, the consideration per share of Common Stock received by Holdings upon such issue, sale or distribution,

            (ii) by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by the then existing Exercise Price, plus (2) the consideration, if any, received by Holdings upon such Common Stock Distribution by (B) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution; and

            (iii) by multiplying the Exercise Price in effect immediately prior to such Common Stock Distribution by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by such Fair Market Value per share on the date of such Common Stock Distribution, plus (B) the consideration, if any, received by Holdings upon such Common Stock Distribution, and the denominator of which shall be the product of
      (1) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution multiplied by
      (2) such Fair Market Value per share on the date of such Common Stock Distribution.

      If any Common Stock Distribution shall require an adjustment to the Exercise Price pursuant to the foregoing provisions of this paragraph (a), including by operation of paragraph (b) or (c) below, then, effective at the time such adjustment is made, the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Non-Voting Common Stock subject to purchase immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Common Stock Distribution and the denominator of which shall be the sum of the number of shares outstanding immediately before giving effect to such Common Stock Distribution (both calculated on a Fully Diluted Basis) plus the number of shares of Common Stock which the aggregate consideration received by Holdings with respect to such Common Stock Distribution would purchase at the Fair Market Value of Holdings per share of outstanding Common Stock on a Fully Diluted Basis on the date of such Common Stock Distribution (before giving effect to such Common Stock Distribution). In computing adjustments under this paragraph, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

      The provisions of this paragraph (a), including by operation of paragraph
(b) or (c) below, shall not operate to increase the Exercise Price or reduce the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant.

      (b) If Holdings shall issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the rights to convert or exchange any such Convertible Securities in respect of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities in respect of such Options (determined by dividing (i) the aggregate amount, if any, received or receivable by Holdings as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to Holdings upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Exercise Price then in effect or less than the Fair Market Value of Holdings per share of outstanding Common Stock on a Fully Diluted Basis on the date of granting such Options (before giving effect to such grant), then, for purposes of paragraph
(a) above, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and Holdings shall be deemed to have received as consideration of such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

      (c) If Holdings shall issue, sell or otherwise distribute (including by assumption) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by Holdings as consideration for the issuance, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to Holdings upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price then in effect or less than the Fair Market Value of Holdings per share of outstanding Common Stock on a Fully Diluted Basis on the date of such issuance, sale or distribution (before giving effect to such issuance, sale or distribution), then, for purposes of paragraph (a) above, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and Holdings shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (d) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

      (d) If (i) the purchase price provided for in any Option referred to in paragraph (b) above or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph
(b) or (c) above or the rate at which any Convertible Securities referred to in paragraph (b) or (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Article 4), or (ii) any of such Options or Convertible Securities shall have terminated, lapsed or expired, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this paragraph (d)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this paragraph (d)).

      (e) If Holdings shall pay a dividend or make any other distribution upon any capital stock of Holdings payable in Common Stock, Options or Convertible Securities, then, for purposes of paragraph (a) above, such Common Stock, Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

      (f) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by Holdings therefor, after deduction therefrom of any expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by Holdings shall be deemed to be the Fair Market Value of such consideration, after deduction of any expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which Holdings is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of Holdings, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

      SECTION 4.4. Special Dividends. If Holdings shall issue or distribute to any holder or holders of shares of Common Stock evidences of indebtedness, any other securities of Holdings or any cash, property or other assets (excluding a Common Stock Reorganization or a Common Stock Distribution), whether or not accompanied by a purchase, redemption or other acquisition of shares of Common Stock (any such nonexcluded event being herein called a "Special Dividend"), (a) the Exercise Price shall be decreased, effective immediately after the effective date of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Fair Market Value of Holdings per share of outstanding Common Stock as of such effective date less any cash and the then Fair Market Value of any evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock, and the denominator of which shall be such Fair Market Value per share and (b) the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Non-Voting Common Stock subject to purchase immediately before such special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend. A reclassification of Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by Holdings to the holders of such Common Stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, a Common Stock Reorganization.

      SECTION 4.5. Capital Reorganizations. If there shall be any consolidation or merger to which Holdings is a party, other than a consolidation or a merger of which Holdings is the continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of Holdings as an entirety or substantially as an entirety, or any recapitalization of Holdings (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall no longer have the right to purchase Non-Voting Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, Holdings or the successor or surviving corporation, as the case may be, shall (a) execute and deliver to each Warrantholder and to the Warrant Agency an agreement as to the Warrantholders' rights in accordance with this Section 4.5, providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this
Article 4 and (b) provide each Regulation Y Holder with an opinion of counsel reasonably satisfactory to such Regulation Y Holder and such other assurances as any Regulation Y Holder may reasonably request to the effect that the ownership and exercise by any Regulation Y Holder of this Warrant after giving effect to such Capital Reorganization shall not be prohibited by the BHC Act or the regulations thereunder. The provisions of this Section 4.5 shall similarly apply to successive Capital Reorganizations.

      SECTION 4.6. Adjustment Rules. Any adjustments pursuant to this Article 4 shall be made successively whenever an event referred to herein shall occur, except that, notwithstanding any other provision of this Article 4, no adjustment shall be made to the number of shares of Non-Voting Common Stock to be delivered to each Holder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered. No adjustment shall be made pursuant to this Article 4 in respect of the issuance from time to time of shares of Common Stock upon the exercise of any of the Warrants. If Holdings shall take a record of the holders of its Common Stock for any purpose referred to in this Article 4, then (i) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (ii) if Holdings shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this Article 4 in respect of such action.

      SECTION 4.7. Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article 4, Holdings shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that (a) Holdings may thereafter validly and legally issue as fully paid and nonassessable all shares of Non-Voting Common Stock which the holders of Warrants are entitled to receive upon exercise thereof and (b) the ownership and exercise of any Warrant by any Regulation Y Holder shall not be prohibited by the BHC Act or the regulations thereunder.

      SECTION 4.8. Notice of Adjustment. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this
Article 4, Holdings shall give notice to each Warrantholder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, Holdings shall give notice to each Warrantholder of such adjustment and computation promptly after such adjustment becomes determinable.

                                    ARTICLE 5

                PURCHASE, REDEMPTION AND CANCELLATION OF WARRANTS

      SECTION 5.1. Purchase of Warrants by Holdings. Holdings shall have the right or obligation to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as set forth below.

      SECTION 5.2. Mandatory Redemption of Warrants. (a) Determination of Redemption Price. The Holder may at any time and from time to time, by notice to Holdings demand a determination of the Redemption Price (a "Determination Notice") for purposes of this Section 5.2. Within 30 days after the receipt of any Determination Notice from the Holder, Holdings shall give to the Holder and to each other registered holder of the Warrants notice of the Redemption Price, including a reasonably detailed description of the method of calculation thereof, determined as of the day preceding such notice of the Redemption Price (the "Determination Date") and shall state whether or not a Redemption Limitation may apply, and if so, shall describe in reasonable detail the nature of such Redemption Limitation.

      A "Redemption Limitation" means any limitation imposed by the terms of any indebtedness of Holdings or any of its Subsidiaries on the payment of dividends in cash or the redemption of warrants or options to purchase common stock issued by Holdings, generally (including, without limitation, any such limitation on (i) Restricted Payments (as defined in the Indenture dated as of January 3, 1997 between Willcox & Gibbs, Inc., the subsidiaries of Willcox & Gibbs, Inc. named therein as guarantors and IBJ Schroder Bank and Trust Company) or (ii) such payments as set forth in the Financing and Security Agreement dated January 3, 1997 among Holdings, certain of its subsidiaries and NationsBank N.A.). Holdings shall not, and shall not permit its Subsidiaries to agree to or become subject to any restriction on the redemption of the Warrants that is more onerous or strict than any restriction generally applicable to the payment of cash dividends by Holdings or to the redemption of options or warrants issued by Holdings to purchase equity securities issued by Holdings.

      (b) Redemption for Cash. At any time within 30 days after receipt of notice of the Redemption Price as of the Determination Date (the "Mandatory Redemption Period"), the Holder and each other holder of the Warrants may demand redemption of its Warrant, in whole or in part, at the applicable redemption price by notice to Holdings, payable on the third Business Day after receipt of notice of such demand (any such date, the "Redemption Due Date") in immediately available funds to the Holder upon surrender of this Warrant at the Warrant Agency or, if requested by the Holder, without surrender of this Warrant, by wire transfer to any account in New York City specified by notice to Holdings; provided, however, that Holdings shall not be obligated to redeem this Warrant, and no amount shall be payable by Holdings pursuant to this Section 5.2(b) if, when and to the extent not permitted by any applicable Redemption Limitation. Any amount payable by Holdings hereunder that is not paid when due shall bear interest, payable on demand, for each day until paid at a rate per annum equal to 6.00% per annum plus the "Commercial Paper Rate" (as defined in the form of Redemption Note attached as Annex 1 hereto) for such day.

      The Holder's right to demand redemption of this Warrant pursuant to this
Section 5.2 shall be referred to hereinafter as the Holder's "Mandatory Redemption Right".

      SECTION 5.3. Optional Redemption. At any time and from time to time Holdings shall have the right to redeem all, but not less than all, of the outstanding Warrants at the Optional Redemption Price, determined as of the day preceding the notice of redemption. Irrevocable notice of such right of redemption shall be given by Holdings to all Warrantholders not more than 30 days nor less than 15 days prior to the date scheduled for redemption, stating the date and price, including a reasonably detailed description of the method of calculation thereof, of redemption. Warrantholders may exercise Warrants until 5:00 p.m., New York City time, on the Business Day preceding the date of redemption set forth in a valid notice of redemption, at which time the right to purchase shares of Non-Voting Common Stock theretofore represented by this Warrant shall terminate, and this Warrant shall represent the right of the Holder to receive the Optional Redemption Price from Holdings in immediately available funds upon surrender of this Warrant at the Warrant Agency. If the Optional Redemption Price shall be disputed pursuant to Section 3.3, Holdings shall pay to the affected Warrantholders on the redemption date the Optional Redemption Price initially determined by it and shall thereafter make supplemental payment of any increase (and the affected Warrantholder shall remit to Holdings any decrease) in the Optional Redemption Price upon resolution of such dispute.

      SECTION 5.4. Cancellation of Warrants. All Warrants purchased, redeemed or otherwise acquired by Holdings shall thereupon be canceled and retired. The Warrant Agency shall cancel any Warrant surrendered for exercise or registration of transfer or exchange and deliver such canceled Warrants to Holdings.

                                    ARTICLE 6

                                   DEFINITIONS

      The following terms, as used in this Warrant, have the following meanings:

      "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Company (a "Controlling Person") or (ii) any Person (other than the Company or any Company Subsidiary) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" of a Person means the possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of such Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      "Appraisal Notice" has the meaning set forth in Section 3.3(a).

      "Appraiser" has the meaning set forth in Section 3.3(b).

      "Appraiser Determination" has the meaning set forth in Section 3.3(b).

      "BHC Act" means the Bank Holding Company Act of 1956, as amended.

      "Business Day" means any day excluding Saturday, Sunday and any day on which banking institutions located in New York are authorized by law or other governmental action to be closed, unless there shall have been an offering of Common Stock registered under the Securities Act, in which case "Business Day" means (a) if Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if Common Stock is not so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

      "Capital Reorganization" has the meaning set forth in Section 4.5.

      "Closing Price" on any day means (a) if Common Stock is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case on the principal national securities exchange on which Common Stock is listed or admitted to trading, or (b) if Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system or, if not so reported, as reported by any New York Stock Exchange member firm selected by Holdings for such purpose.

      "Common Stock" means any class of common stock of Holdings, or all such classes, as the context may require.

      "Common Stock Distribution" has the meaning set forth in Section 4.3(a).

      "Common Stock Reorganization" has the meaning set forth in Section 4.2.

      "Company" means WG Apparel, Inc., a Delaware corporation, and its successors.

      "Convertible Securities" has the meaning set forth in Section 4.3(b).

      "Credit Agreement" has the meaning set forth in the second paragraph of this Warrant.

      "Determination Notice" has the meaning set forth in Section 5.2.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

      "Exercise Price" means $.01 per share of the Non-Voting Common Stock, subject to adjustment pursuant to Article 4.

      "Fair Market Value" as at any date of determination means the fair market value of the business or property or services in question as of such date, as determined in good faith by the Board of Directors of Holdings or otherwise in accordance with Section 3.3 hereof. The Fair Market Value of Holdings as at any date of determination shall be the greatest of (i) the fair market value at such date of the Company and its Subsidiaries as a going concern, (ii) the liquidation value at such date of the Company and its Subsidiaries, and (iii) the consolidated net worth of the Company and its Subsidiaries as shown on its latest available consolidated balance sheet of Holdings. Notwithstanding the foregoing, if, at any date of determination of the Fair Market Value of Holdings, the Common Stock shall then be publicly traded, the Fair Market Value of Holdings on such date shall be the greater of (a) the amount determined in accordance with the immediately preceding sentence and (b) the Market Price on such date multiplied by the number of shares of Common Stock then outstanding. Determination of the Fair Market Value of Holdings per share of Common Stock, shall be made without giving effect to any discount for (i) minority interest,
(ii) any lack of liquidity of the Common Stock due to the fact that there may be no public market for the Common Stock, or (iii) the voting status of the Non-Voting Common Stock. In the case of the sale by Holdings of Common Stock to the trustee of the Employee Stock Ownership Plan of Holdings in the ordinary course of business of Holdings, Fair Market Value of Holdings per share of Common stock shall be the fair market value thereof, as determined by an "Independent Appraiser," as described in Section 401(a)(28) of the Internal Revenue Code of 1986, as amended.

      "Fully Diluted Basis" means at any time (i) as applied to any calculation of the number of securities of Holdings, after giving effect to (x) all shares of common stock of Holdings (including the Common Stock) outstanding at the time of determination, (y) all shares of Holdings' common stock issuable upon the exercise of any option, warrant (including the Warrants) or similar right outstanding at the time of determination and (z) all shares of common stock of Holdings issuable upon the exercise of any conversion or exchange right contained in any security convertible into or exchangeable for shares of common stock of Holdings; and (ii) as applied to any calculation of value, after giving effect to the foregoing securities and the payment of any consideration payable upon the exercise of any option, warrant or similar right referred to in clause
(y) above if such option, warrant or similar right were exercisable at such time.

      "Holder" has the meaning set forth in the first paragraph of this Warrant.

      "Holdings" has the meaning set forth in the first paragraph of this Warrant.

      "Holdings Determination" has the meaning set forth in Section 3.2(a).

      "Mandatory Redemption Period" has the meaning set forth in Section 5.2.

      "Mandatory Redemption Right" has the meaning set forth in Section 5.2.

      "Market Price" as at any date of determination means the average of the daily Closing Prices of a share of Common Stock for the shorter of (i) the 20 consecutive Business Days ending on the most recent Business Day prior to the Time of Determination and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution, grant or exercise in question through such most recent Business Day prior to the Time of Determination. "Time of Determination" means the time and date of the earliest of (x) the determination of the stockholders entitled to receive such issuance, sale, distribution or grant, (y) the determination of the Holders or Holdings to exercise their respective rights set forth in Sections 5.2 or 5.3 hereof and (z) the commencement of "ex-dividend" trading in respect thereof.

      "NASD" means The National Association of Securities Dealers. Inc.

      "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

      "NCCC" has the meaning set forth in the second paragraph of this Warrant.

      "Non-Voting Common Stock" has the meaning set forth in the first paragraph of this Warrant.

      "Optional Redemption Price" means, as of any date of determination, a price for each share of Non-Voting Common Stock issuable upon exercise of the Warrants equal to 102% of the Redemption Price, determined as of such date.

      "Options" has the meaning set forth in Section 4.3(b).

      "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

      "Redemption Due Date" has the meaning set forth in Section 5.2 hereof.

      "Redemption Limitation" has the meaning set forth in Section 5.2 hereof.

      "Redemption Price" means, as of any date of determination, a price for each share of Non-Voting Common Stock issuable upon exercise of the Warrants equal to the excess of (a)(i) the Fair Market Value of Holdings plus the aggregate Exercise Price of all Warrants either being redeemed or then outstanding and not being redeemed divided by (ii) the number of shares of Common Stock outstanding on a Fully Diluted Basis over (b) the Exercise Price then in effect.

      "Regulation Y Holder" means the Holder or a holder of Warrant Shares, if such Holder or holder of Warrant Shares is a bank holding company within the meaning of the BHC Act or a subsidiary thereof subject to Regulation Y under the BHC Act.

      "Required Interest" has the meaning set forth in Section 3.3(a).

      "Securities Act" means the Securities Act of 1933, as amended, and rules and regulations of the Securities and Exchange Commission thereunder.

      "Special Dividend" has the meaning set forth in Section 4.4.

      "Subsidiary" of any Person means any corporation, partnership, joint venture, association or other business entity of which more than 50(degrees)/0 of the total voting power of shares of stock or other interests therein entitled to vote in the election of members of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company and "Subsidiaries" means all Subsidiaries of the Company.

      "Warrant Agency" has the meaning set forth in Section 2.1.

      "Warrant Shares" means the shares of Non-Voting Common Stock issuable upon the exercise of the Warrants.

      "Warrantholder" means a holder of a Warrant.

      "Warrantholders Rights Agreement" has the meaning set forth in Section
3.1.

      "Warrants" has the meaning set forth in the second paragraph of this Warrant.

      All references herein to "days" shall mean calendar days unless otherwise specified.

                                    ARTICLE 7

                                  MISCELLANEOUS

      SECTION 7.1. Notices. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four Business Days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agency, unless the Holder shall notify the Warrant Agency that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

      SECTION 7.2. Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on Holdings in any case shall entitle Holdings to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of Holdings and the holders of Warrants entitling such holders to purchase 66 2/3% of the Non-Voting Common Stock subject to purchase upon exercise of such Warrants at the time outstanding (exclusive of Warrants then owned by Holdings or any Company Subsidiary or Affiliate thereof); provided, however, that no such amendment, modification or waiver shall, without the written consent of the holders of all Warrants at the time outstanding, (a) change the number of shares of Non-Voting Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section or Article 3 or 4 or Section 1.5, 5.2 or 5.3. The provisions of the Credit Agreement and the Warrantholders Rights Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

      Any such amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section or the applicable provisions of the Credit Agreement or the Warrantholders Rights Agreement shall be binding upon the holders of all Warrants and Warrant Shares, upon each future holder thereof and upon Holdings. In the event of any such amendment, modification or waiver Holdings shall give prompt notice thereof all holders of Warrants and Warrant Shares and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

      SECTION 7.3. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

      SECTION 7.4. Transfer, Covenants to Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of Holdings or the Holder shall bind its successors and assigns, whether so expressed or not. This Warrant shall be transferable and assignable by the Holder hereof in whole or from time to time in part to any other Person and the provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its successors and assigns.

      SECTION 7.5. Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 7.6. Section Headings. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

      SECTION 7.7. Tax Basis. Holdings and the Holder have previously agreed (as set forth in Section 3.05 of the Credit Agreement) pursuant to Treasury Regulation Section 1.273-2 on the aggregate purchase price for the Warrants for Federal Income Tax Purposes and neither Holdings nor the Holder hereof shall voluntarily take (nor shall Holdings permit the Company voluntarily to take) any action inconsistent with the agreement set forth therein or in this Section 7.7.

      IN WITNESS WHEREOF, Holdings has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                          WILLCOX & GIBBS, INC.


                                          By:  /s/ John K. Ziegler
                                               -------------------------
                                               Name: John K. Ziegler
                                               Title: Chairman

[Corporate Seal]

Attest:


/s/ Mary Anne Kieran
------------------------------
Name: Mary-Anne Kieran
Title: Corporate Secretary